================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 11, 2004

                                   ----------

                              TREY RESOURCES, INC.

             (Exact name of registrant as specified in its charter)



            DELAWARE                     000-50302               16-1633636
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


               293 EISENHOWER PARKWAY,
               LIVINGSTON, NEW JERSEY                           07039
      (Address of Principal Executive Offices)                (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 973-422-9644
================================================================================

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

On November 11, 2004, an Asset Purchase Agreement (the "Agreement") dated November 1, 2004 by and among Business Tech Solutions Group, Inc. a New Jersey corporation ("Business Tech"), Peter Conway, an individual and BTSG Acquisition Corp. ("BTSG"), a New Jersey corporation, a wholly owned subsidiary of SWK Technologies, Inc., a Delaware corporation, was executed. The Agreement provided for the purchase by BTSG, a wholly owned subsidiary of SWK Technologies, Inc., which is a wholly owned subsidiary of Trey Resources, of certain Software Assets, as defined in the Agreement, and including, but not limited to the related source code, documentation and related Intellectual Property, as defined in the Agreement, relating to the Software Assets. Additionally, BTSG assumed certain liabilities including a real estate lease and several equipment leases.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          [SEE ATTACHED FINANCIAL STATEMENTS FOLLOWING THE SIGNATURE PAGE]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TREY RESOURCES, INC.



                                     By:  /s/ Mark Meller
                                          -----------------------
                                          Mark Meller
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer

Date: February 10, 2005

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                          REVIEWED FINANCIAL STATEMENTS
                            OCTOBER 31, 2004 AND 2003

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                          REVIEWED FINANCIAL STATEMENTS


                     INDEX TO REVIEWED FINANCIAL STATEMENTS

                                                                         PAGE(S)
                                                                         -------

Report of Independent Registered Public Accounting Firm                     1

Reviewed Financial Statements:

         Balance Sheets as of October 31, 2004 and 2003                     2

         Statements of Income for the Ten Months Ended
           October 31, 2004 and 2003                                        3

         Statements of Changes in Stockholders' Equity for the
           Ten Months Ended October 31, 2004 and 2003                       4

         Statements of Cash Flows for the Ten Months Ended
           October 31, 2004 and 2003                                        5

         Notes to Reviewed Financial Statements                           6-14

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

Board of Directors
Business Tech Solutions Group, Inc.
Clifton, New Jersey

We have reviewed the accompanying balance sheets of Business Tech Solutions Group, Inc. (the "Company") as of October 31, 2004 and 2003 and the related statements of income, changes in stockholders' equity, and cash flows for the ten months then ended. These interim financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.


BAGELL, JOSEPHS & COMPANY, L.L.C.
BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

January 11, 2005


          MEMBER OF:   AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                       NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                       PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                       NEW YORK STATE SOCIETY OF CERTIFIED PUBLICACCOUNTANTS

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                                 BALANCE SHEETS
                            OCTOBER 31, 2004 AND 2003

                                     ASSETS
                                     ------

                                                         2004        2003
                                                      ---------    --------
Current Assets:
  Cash and cash equivalents                           $   7,321    $ 18,371
  Accounts receivable                                    81,874      62,068
  Loan receivable - related party                           --       15,900
  Employee advances                                      14,260     147,229
                                                      ---------   ---------

    Total Current Assets                                103,455     243,568
                                                      ---------   ---------

Other Asset:
  Security deposits                                       2,880       6,479
                                                      ---------   ---------

TOTAL ASSETS                                          $ 106,335   $ 250,047
                                                      =========   =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

LIABILITIES
Current Liabilities:
  Accounts payable                                      $ 4,849   $  26,415
  Sales tax payable                                       1,263       6,281
  Customer deposits                                       1,350          50
  Payroll taxes payable                                     --          484
  Loan payable to officer                                 1,238       4,310
                                                      ---------   ---------

      Total Current Liabilities                           8,700      37,540
                                                      ---------   ---------


STOCKHOLDERS' EQUITY
  Common stock, no par value, 2,000,000 shares
    authorized; 500 shares issued and outstanding at
    October 31, 2004 and 2003, respectively                 --          --
  Additional paid-in capital                                --          --
  Retained earnings                                      97,635     212,507
                                                      ---------   ---------

      Total Stockholders' Equity                         97,635     212,507
                                                      ---------   ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $ 106,335   $ 250,047
                                                      =========   =========


   The accompanying notes are an integral part of these financial statements.

                          BUSINESS TECH SOLUTIONS, INC.
                              STATEMENTS OF INCOME
               FOR THE TEN MONTHS ENDED OCTOBER 31, 2004 AND 2003


                                                         2004        2003
                                                      ---------   ---------

OPERATING REVENUES
  Software sales                                      $ 110,517   $  76,721
  Equipment sales                                        73,276      60,490
  Consulting fees                                       467,945     485,634
  Commissions                                               179       1,622
                                                      ---------   ---------
                                                        651,917     624,467
  Less: Returns and allowances                            3,085      11,319
                                                      ---------   ---------

  Net operating revenues                                648,832     613,148

COST OF SALES
   Hardware and software                                157,173     106,519
   Consultants                                            8,946         991
   Field expense                                         11,866       5,554
   Sub-contractors                                       38,261      41,607
   Repairs                                                  714         --
                                                      ---------   ---------

       Total Cost of Sales                              216,960     154,671
                                                      ---------   ---------

GROSS PROFIT                                            431,872     458,477
                                                      ---------   ---------

OPERATING EXPENSES
   Salaries and wages                                   198,127     187,765
   General and administrative                           122,974     132,804
   Sales and marketing                                   21,658      28,272
                                                      ---------   ---------

       Total Operating Expenses                         342,759     348,841
                                                      ---------   ---------

INCOME BEFORE OTHER INCOME (EXPENSE)                     89,113     109,636

OTHER INCOME (EXPENSE)
   Other income                                             --           31
                                                      ---------   ---------

       Total Other Income (Expense)                         --           31
                                                      ---------   ---------

NET INCOME BEFORE PROVISION FOR INCOME TAXES             89,113     109,667
  Provision for Income Taxes                                --          --
                                                      ---------   ---------

NET INCOME APPLICABLE TO COMMON SHARES                 $ 89,113   $ 109,667
                                                      =========   =========

NET INCOME PER BASIC AND DILUTED SHARES                $ 178.23    $ 219.33
                                                      =========   =========

WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                                      500         500
                                                      =========   =========

   The accompanying notes are an integral part of these financial statements.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
               FOR THE TEN MONTHS ENDED OCTOBER 31, 2004 AND 2003

                                                                             Additional
                                                           Common Stock        Paid-in     Retained
                                                        Shares      Amount     Capital     Earnings      Total
                                                      ---------   ---------   ---------   ---------   ---------
Balance, December 31, 2002                                  500   $     --    $     --    $ 102,840   $ 102,840

Net income for the ten months ended October 31, 2003        --          --          --      109,667     109,667
                                                      ---------   ---------   ---------   ---------   ---------

Balance, October 31, 2003                                   500   $     --    $     --    $ 212,507   $ 212,507
                                                      =========   =========   =========   =========   =========


Balance, December 31, 2003                                  500   $     --    $     --    $   8,522   $   8,522

Net income for the ten months ended October 31, 2004        --          --          --       89,113      89,113
                                                      ---------   ---------   ---------   ---------   ---------

Balance, October 31, 2004                                   500   $     --    $     --    $  97,635    $ 97,635
                                                      =========   =========   =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                            STATEMENTS OF CASH FLOWS
               FOR THE TEN MONTHS ENDED OCTOBER 31, 2004 AND 2003



                                                         2004        2003
                                                      ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                         $  89,113   $ 109,667
                                                      ---------   ---------

  Changes in assets and liabilities
     (Increase) in accounts receivable                  (36,009)     (6,225)
     (Increase) in employee advances                    (14,260)    (62,797)
     (Decrease) in accounts payable                     (31,797)    (39,693)
     Increase (decrease) in sales tax payable            (2,591)      3,789
     Increase in customer deposits                        1,350          50
     Increase in payroll taxes payable                      --          484
                                                      ---------   ---------

     Total adjustments                                  (83,307)   (104,392)
                                                      ---------   ---------

     Net cash provided by operating activities            5,806       5,275
                                                      ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITES
    Payments of loan payable to officer                  (6,244)        --
    Received from officer                                   --        4,310
                                                      ---------   ---------

     Net cash provided by (used in) financing
       activities                                        (6,244)      4,310
                                                      ---------   ---------

NET INCREASE (DECREASE) IN CASH
    AND CASH EQUIVALENTS                                   (438)      9,585

CASH AND CASH EQUIVALENTS -
    BEGINNING OF PERIOD                                   7,759       8,786
                                                      ---------   ---------

CASH AND CASH EQUIVALENTS - END OF PERIOD             $   7,321   $  18,371
                                                      =========   =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION

CASH PAID DURING THE YEAR FOR:

   Income taxes                                       $     658   $     137
                                                      =========   =========

   The accompanying notes are an integral part of these financial statements.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                     NOTES TO REVIEWED FINANCIAL STATEMENTS
                            OCTOBER 31, 2004 AND 2003

NOTE 1-  ORGANIZATION AND BASIS OF PRESENTATION
         --------------------------------------

         Business Tech Solutions Group, Inc. (the "Company") incorporated in New Jersey on July 8, 1999, is a software solutions provider that delivers service for design, installation, training and support of business software systems. These systems include core accounting, order processing and inventory control, service delivery management, sales and marketing automation, customers relations management, time and billing, e-business, custom office automation and custom reports. The Company has been in business since 1991 and has installed systems for over 300 companies in the Greater New York Metro Area.


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         USE OF ESTIMATES
         ----------------

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS
         -------------------------

         The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

         The Company maintains cash and cash equivalents with a financial institution which is insured by the Federal Deposit Insurance Corporation up to $100,000. At various times throughout the year the Company had amounts on deposit at the financial institution in excess of federally insured limits.

         REVENUE AND COST RECOGNITION
         ----------------------------

         Revenue from sales is recognized as services are provided and hardware and software are delivered to customers. Cost of revenue includes the direct costs of hardware and software and direct costs to provide product support and training.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                            OCTOBER 31, 2004 AND 2003

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         ACCOUNTS RECEIVABLE
         -------------------

         The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances.

         PROVISION FOR BAD DEBT
         ----------------------

         Under SOP 01-6 "Accounting for Certain Entities (including Entities with Trade Receivables), the Company has intent and belief that all amounts in accounts receivable are collectible. The Company has determined that based on their collections that no allowance for doubtful accounts needs to be recorded at October 31, 2004 and 2003.

         Bad debt expense for the ten months ended October 31, 2004 and 2003 was $0 and $0, respectively.

         ADVERTISING COSTS
         -----------------

         The Company expenses the costs associated with advertising as incurred. Advertising expenses are included in the statements of operations for the ten months ended October 31, 2004 and 2003.

         WARRANTY COSTS
         --------------

         The Company offers manufacturers warranties that covers all manufacturer defects. The Company accrues warranty costs based on historical experience and management's estimates. Warranty expense was $0 for the ten months ended October 31, 2004 and 2003.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                            OCTOBER 31, 2004 AND 2003

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         INCOME TAXES
         ------------

         The Company has elected to be taxed under provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay any federal corporate income taxes on its taxable income or is not allowed a net operating loss carryover or carryback as a deduction. Instead, the stockholders are liable for individual federal income taxes on their respective shares of the Company's taxable income or include their respective shares of the Company's net operating loss in their individual income tax returns.

         FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

         The carrying amount reported in the balance sheets for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for notes payable approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

         EARNINGS PER SHARE OF COMMON STOCK
         ----------------------------------

         Historical net earnings per common share is computed using the weighted average number of common shares outstanding.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                            OCTOBER 31, 2004 AND 2003

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         The following is a reconciliation of the computation for basic and diluted EPS:

                                                         October 31,
                                                      2004         2003
                                                   ---------    ---------

            Net Income                             $  89,113    $ 109,667
                                                   ---------    ---------

            Weighted-average common shares
            Outstanding (Basic)                          500          500

            Weighted-average common stock
            Equivalents
                 Stock options                           --           --
                 Warrants                                --           --
                                                   ---------    ---------

            Weighted-average common shares
            Outstanding (Diluted)                        500          500
                                                   =========    =========


         The Company had no options or warrants granted during the period, therefore there were no common stock equivalents.

         RECENT ACCOUNTING PRONOUNCEMENTS
         --------------------------------

         On October 3, 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS" ("SFAS 144"), that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB's new rules on asset impairment supersede SFAS 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF," and portions of Accounting Principles Board Opinion 30, "Reporting the Results of Operations." This Standard provides a single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value and carrying amount.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                            OCTOBER 31, 2004 AND 2003

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         --------------------------------------------

         This Standard also requires expected future operating losses from discontinued operations to be displayed in the period (s) in which the losses are incurred, rather than as of the measurement date as presently required. The adoption of SFAS No. 144 did not have an impact on the Company's results of operations or financial position.

         On October 3, 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS" ("SFAS 144"), that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB's new rules on asset impairment supersede SFAS 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF," and portions of Accounting Principles Board Opinion 30, "REPORTING THE RESULTS OF OPERATIONS." This Standard provides a single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value and carrying amount. This Standard also requires expected future operating losses from discontinued operations to be displayed in the period (s) in which the losses are incurred, rather than as of the measurement date as presently required.

         In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections. This statement rescinds SFAS No. 4, "REPORTING GAINS AND LOSSES FROM EXTINGUISHMENT OF DEBT," and an amendment of that statement, SFAS No. 44, "ACCOUNTING FOR INTANGIBLE ASSETS OF MOTOR CARRIERS," and SFAS No. 64, "EXTINGUISHMENTS OF DEBT MADE TO SATISFY SINKING-FUND REQUIREMENTS". This statement amends SFAS No. 13, "ACCOUNTING FOR LEASES", to eliminate inconsistencies between the required accounting for sales-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sales-leaseback transactions.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                            OCTOBER 31, 2004 AND 2003


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         --------------------------------------------

         Also, this statement amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. Provisions of SFAS No. 145 related to the rescissions of SFAS No. 4 were effective for the Company on November 1, 2002 and provisions affecting SFAS No. 13 were effective for transactions occurring after May 15, 2002. The adoption of SFAS No. 145 did not have a significant impact on the Company's results of operations or financial position.

         In June 2003, the FASB issued SFAS No. 146, "ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES". This statement covers restructuring type activities beginning with plans initiated after December 31, 2002. Activities covered by this standard that are entered into after that date will be recorded in accordance with provisions of SFAS No. 146. The adoption of SFAS No. 146 did not have a significant impact on the Company's results of operations or financial position.

         In December 2002, the FASB issued Statement No. 148, "ACCOUNTING FOR STOCK-BASED COMPENSATION-TRANSITION AND DISCLOSURE, AN AMENDMENT OF FASB STATEMENT NO. 123"("SFAS 148"). SFAS 148 amends FASB Statement No. 123, "ACCOUNTING FOR STOCK-BASED COMPENSATION," to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. Finally, this Statement amends Accounting Principles Board ("APB") Opinion No. 28, "INTERIM FINANCIAL REPORTING", to require disclosure about those effects in interim financial information. SFAS 148 is effective for financial statements for fiscal years ending after December 15, 2002. The Company will continue to account for stock-based employee compensation using the intrinsic value method of APB Opinion No. 25, "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES," but has adopted the enhanced disclosure requirements of SFAS 148.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                            OCTOBER 31, 2004 AND 2003

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         --------------------------------------------

         In April 2003, the FASB issued SFAS Statement No. 149, "AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES", which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES". This Statement is effective for contracts entered into or modified after June 30, 2003, except for certain hedging relationships designated after June 30, 2003. Most provisions of this Statement should be applied prospectively. The adoption of this statement did not have a significant impact on the Company's results of operations or financial position.

         In May 2003, the FASB issued SFAS Statement No. 150, "ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY". This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have a significant impact on the Company's results of operations or financial position.

         In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), "GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF Others". FIN 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantees and elaborates on existing disclosure requirements related to guarantees and warranties. The recognition requirements are effective for guarantees issued or modified after December 31, 2002 for initial recognition and initial measurement provisions. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial position.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                            OCTOBER 31, 2004 AND 2003

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)
         ---------------------------------------------------------

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         --------------------------------------------

         In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), "CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ARB NO. 51". FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The adoption of FIN 46 did not have a significant impact on the Company' results of operations or financial position.

NOTE 3-  OPERATING LEASES
         ----------------

         The Company leases office space under a sixty month lease commencing August 1, 2002. Monthly payments under the current lease escalate from $1,817 in the first and second years to $1,998 in the fourth and fifth years. The Company is required to pay property taxes, utilities, insurance and other costs relating to the leased facilities. The Company entered into a five year sub-lease agreement with Landmark Partners, LLC commencing August 1, 2002. Payments received under the sub-lease agreement totaled $7,000 and $6,300 for the ten months ended October 31, 2004 and 2003, respectively.

         The Company also leases computers, a copier and telephone system under thirty month operating leases.

         The following is a schedule by years of future minimum rental payments required under the operating leases which have an initial or remaining noncancelable term in excess of one year as of October 31, 2004:

         For the Periods Ending October 31,

                        2005                          $29,867
                        2006                           23,980
                        2007                           17,985
                                                      -------
         Total minimum payments required              $71,832
                                                      =======


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

                       BUSINESS TECH SOLUTIONS GROUP, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                            OCTOBER 31, 2004 AND 2003

NOTE 4-  STOCKHOLDERS' EQUITY
         --------------------

         COMMON STOCK
         ------------

         As of October 31, 2004 and 2003, the Company has 2,000,000 shares of common stock authorized at no par value, and 500 shares issued and outstanding, respectively.

         There were no common stock transactions for the ten months ended October 31, 2004 and 2003.

NOTE 5-  SUBSEQUENT EVENTS
         -----------------

         On November 1, 2004 the Company and its President, Peter Conway, entered into an Asset Purchase Agreement with BTSG Acquisition Corp., a New Jersey corporation and a wholly-owned subsidiary of SWK Technologies, Inc., a Delaware corporation. SWK Technologies, Inc. is a wholly-owned subsidiary of Trey Resources, Inc., a publicly-traded company. As consideration for the purchased assets of the Company, SWK Technologies, Inc. has tendered a total purchase price of $35,000 payable in the form of Trey Resources, Inc. Class A Common Stock. The Common Stock shall not be registered under the Securities Act of 1933 but may be traded pursuant to Rule 144 as promulgated by the Securities Exchange Commission.

         In joining forces under the SWK Technologies, Inc. name, SWK Technologies, Inc. and the Company will continue to provide clients with a wide range of expertise across several leading Best Software suites, including BusinessWorks, MAS90, MAS200, MAS500 as well as seamlessly integrated EDI and Network Design and Installation. As a result of the merger, the expanded SWK Technologies, Inc. will offer its clients senior level consultants with world-class technical proficiency, as well as a degree of client attention that is unmatched by many IT consulting organizations. As a result of the merger, Peter Conway, the former President of the Company, has assumed the role of Vice President for the Small Business Services.




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